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Exhibit 24.1

                                POWER OF ATTORNEY

Each of the undersigned directors and officers of AVX Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Benedict P. Rosen, John S. Gilbertson and Donald B. Christiansen, and each of them, to be his Attorney-in-Fact with full power of substitution to act in his name on his behalf to sign and to file with the Securities and Exchange Commission (1) under the Securities Act of 1933, Registration Statements on Form S-8 (the "Registration Statement"), or other appropriate Forms, and any and all amendments to any such Registration Statement, for shares of the Corporation's Common Stock, $.01 par value, and other interests therein issuable under each of the following employee benefit plans as the same may be amended from time to time, (i) AVX Corporation 1995 Stock Option Plan, (ii) AVX Corporation Non-Employee Directors' Stock Option Plan, (iii) AVX Corporation Retirement Plan, (iv) AVX Corporation Stock Bonus Plan, (v) AVX Corporation Non-qualified Supplemental Retirement Plan, (vi) AVX Corporation SERP, (vii) AVX Tantalum Corporation Stock Bonus Plan (viii) AVX Vancouver Corporation Savings and Stock Bonus Plan, (viv) AVX Corporation 401(K) Plan for Hourly Employees at Myrtle Beach and Conway Plants and (2) under the Securities Exchange Act of 1934, the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 and in each case, to execute and deliver any agreements, instruments, certificates or other documents which such person shall deem necessary or proper in connection with the filing of any such Registration Statement or Annual Report and generally to act for and in the name of the undersigned with respect to any such filing as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHERE OF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.

SIGNATURES                                                       TITLE                             DATE
----------                                                       -----                             ----
/s/ KAZUO INAMORI                                Chairman Emeritus of the Board and             December 14, 1999
--------------------------                       Director


/s/ BENEDICT P. ROSEN                            Chief Executive Officer and Chairman           July 15, 1999
--------------------------                       of the Board and Director


/s/ JOHN S. GILBERTSON                           President and Chief Operating Officer          July 15, 1999
--------------------------                       and Director


/s/ DONALD B. CHRISTIANSEN                       Chief Financial Officer, Sr. VP of             July 15, 1999
--------------------------                       Finance and Director







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

SIGNATURES                                                       TITLE                             DATE
----------                                                       -----                             ----

/s/ CARROLL CAMPBELL                             Director                                       July 15, 1999
--------------------------


/s/ RODNEY LANTHORNE                             Director                                       June 2, 2000
--------------------------


/s/ RICHARD TRESSLER                             Director                                       June 2, 2000
--------------------------


/s/ HENRY C. LUCAS                               Director                                       July 15, 1999
--------------------------


/s/ KENSUKE ITOH                                 Director                                       July 15, 1999
--------------------------


/s/ MASAHIRO UMEMURA                             Director                                       July 15, 1999
--------------------------


/s/ MICHIHISA YAMAMOTO                           Director                                       December 6, 1999
--------------------------


/s/ YUZO YAMAMURA                                Director                                       December 14, 1999
--------------------------


/s/ YASUO NISHIGUCHI                             Director                                       December 6, 1999
--------------------------





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